FINANCE INCOME/FINANCE COSTS	12 Months Ended
Dec. 31, 2019
FINANCE INCOME/FINANCE COSTS
FINANCE INCOME/FINANCE COSTS

28.    FINANCE INCOME/FINANCE COSTS

An analysis of finance income/finance costs is as follows:

	2017	2018	2019
Finance income - interest income	(706,690)	(492,234)	(261,151)

Interest expense	5,175,154	5,202,639	4,665,329
Less: interest expense capitalized in property, plant and equipment (Note 6)	(344,452)	(517,589)	(289,499)
Interest expense, net of capitalized interest	4,830,702	4,685,050	4,375,830
Interest on lease liabilities	—	—	487,249
Amortization of unrecognized finance expenses	241,099	205,335	60,415
Exchange (gain)/loss, net	131,621	(7,889)	(2,315)
Finance costs	5,203,422	4,882,496	4,921,179

Capitalization rate during the year (Note 6)	4.41% to 8.00%	4.54% to 7.00%	4.00% to 6.96%